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                                                                    EXHIBIT 99.3


                                                                FINAL TRANSCRIPT
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SPSSE - Q1 2004 SPSS EARNINGS CONFERENCE CALL
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PRESENTATION

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OPERATOR


Good day, ladies and gentlemen, and welcome to the quarter 1 2004 SPSS earnings conference. My name is Caitlin and I will be your coordinator today. At this time, all participants are in a listen only mode. We will facilitate a question-and-answer session at the end of today's conference. If at any time during the conference you require assistance please press star, followed by zero and a coordinator will be happy to assist you. As a reminder this conference is being recorded for replay purposes. I would like to now turn the presentation to your host for today's call, Mr. Jack Noonan -- President and CEO. Please go ahead, Sir.

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UNIDENTIFIED COMPANY REPRESENTATIVE


Let me just quick introduction. Certain statements in this conference call are forward-looking statements. Such statements also involve known and unknown risks including market conditions and competition, which may cause the Company's actual results, performance, achievements and for industry results to materially differ from any future results, performance or achievements expressed or implied in or by such forward-looking statements. Let me introduce Jack Noonan, President and CEO; Ed Hamburg, Executive Vice President and Chief Financial Officer and Douglas Dow, Vice President, Director of Corporate Development

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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Good morning, everyone, sorry for the delay and thank you for joining us to discuss our first quarter 2004 results. I'll start this morning by giving a brief overview of the quarter and then Ed will provide commentary on the numbers. After that we will open the call up to questions.

I'd like to open by reaffirming that the SPSS executive management team continues to work diligently with the audit committee on our previously announced detailed financial review and restatement process in order to ensure that our financial reporting is both complete and accurate.

We look forward to the completion of this process and returning to exclusively focusing on our business strategy and operations. With that said, the first quarter was a positive start to the year. There was a marked increase in new license revenues generated by commercial accounts and major international markets, including both Japan and the United Kingdom.

These increases are further evidence that organizations around the globe are responding positively to the SPSS predictive analytics value proposition which promises enhanced business processes


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that result in higher revenues, reduced expenses, and improved outcome.

We saw revenue increases across most of our major product areas. Sales of our Data Mining Tools increased significantly during the first quarter and included sizable licensing agreements made with leading organizations such as Union Pacific Railroad, Costco Wholesale Corporation and IBM Australia. Revenue of our market research applications also increased in the quarter and included a notable agreement with Synovate, a market research arm of Aegis Group PLC. We were also pleased to report an increase in the sales of our ShowCase product line as well as the SPSS desktop tools for statistical analysis.

With organizations such as Fujitsu Services, the National Institute of Health and Lockheed Martin making significant commitments to SPSS technology, it's clear that our offerings are more competitive than ever and that our sales force is focused on accelerating top-line growth. The progress made in the first quarter is also evidence that our new sales and service management is having a positive impact on the organization.

The integration of the DataDistilleries acquisition continues to progress on schedule and we expect further momentum to be demonstrated in the second quarter. We recently announced the availability of PredictiveMarketing 2.0, the first SPSS release featuring the predictive analytics application technology acquired from DataDistilleries. This is a significant step in the success of the acquisition as well as a milestone in our strategy to grow our predictive analytics application market share. We believe the market is primed for packaged applications that place the power of predictive analytics in the hands of business users.

Finally, we very much appreciate the shareholder support we've received following our announcement regarding to the delay of our 10-K filings due to an error identified by our financial team. And again, we look forward to completing this effort and focusing exclusively upon the solid business we've developed. We believe that by maintaining the success of our sales force in the first quarter and building upon our strong technology foundation, we can meet our long-term goal to become the dominant supplier of predictive analytics software.

And at this time, I'd like to turn the call over to Ed Hamburg, our CFO, to give some additional details of the first quarter 2004 results. Ed.


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ED HAMBURG  - SPSS - EVP AND CFO


Thank you, Jack. I would like to elaborate a bit on the text of the press release starting at the section on the second page concerning revenue performance.

We talk about how the estimated internal rate of growth in total revenues was 9 percent from the first quarter in 2003. And this internal rate of growth excludes the revenues that -- any of the revenues from our DataDistilleries acquisition. It excludes the revenues from the Sigma series divestiture that we made in December of 2003 and it excludes any of the effects of the changes in currency and any of the changes in the deferral of revenues.

On this same definition of estimated internal rate of growth applies to the subsequent discussion that we make in the release on growth and revenues from software licenses, maintenance and services.

On licensed growth. All of the rates that you see are quite solid against an admittedly weak comparison period in the March quarter of 2003. While we unquestionably continue to expect to see improved growth in all areas of the business going forward, it will probably not be at these levels particularly for Data Mining Tools and market research applications.

On maintenance revenues. We got off to a slow start this year in securing renewals in the United States so I expect to see growth here going forward. And in services, there were fewer Data Mining consulting projects and showcase implementations completed in this quarter. But we should see improvements here as well going forward, given the growth that we saw in the current quarter in licensed revenues.

Geographically, there were some very good growth figures posted in the United Kingdom, France, and with the United States federal government. But these were all relatively easy comparisons against the very weak Q1 2003. However, we also saw some very solid growth in Japan and Germany, again, split (ph) performance last year at this time.

In operating expenses, the changes in exchange rate added about $3 million over what we reported last year in expenses and our expensing of all AOL-related costs added about another million. And then if you add in another million, still, for the fact that we have acquired DataDistilleries along with their staff and operations.

Concerning the one-time investment write-off that we took in the quarter and other expense. This was of our small holdings in Intelligence (ph) Corporation which recently terminated regular operations. The cost here was about 217 -- about $217,000. Please note the drop that we made in the effective tax rate to 35 percent which was driven primarily by our ability to use NOLs that we've accumulated over the past few years.

I was quite pleased to see our continuing improved cash position on the balance sheet and this improvement occurred while holding a peak (ph) constant from December and further reducing our notes payable. During the quarter we received an additional $2 million payment related to the divestiture of our Sigma Series product line in December of 2003.


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We have very efficient collections on accounts receivable which brought them down from about $50 million in December 2003, despite the fact that we had an extremely strong revenue quarter in Q1.

Our estimated day sales outstanding of 75 would be the best that we've seen in this regard since the turn of the millennium.

Just finishing on the outlook. Based on the preliminary results that we have in Q1 and the anticipated cost of our continuing accounting review and restatement, we are maintaining our earlier guidance on our performance -- revenue performance -- in 2004 of between $220 and $230 million. But we are reducing our guidance on expected diluted earnings per share to be between 70 and 80 cents.

And let me reiterate that this guidance assumes that there will be a gradual strengthening of the United States dollar against other major currencies throughout the year. That the pattern of quarterly revenues will be similar to what you're going to see when we release our restated financials. And that the distribution of earnings in 2004 will be more weighted to the third and fourth quarters because of the additional one-time accounting legal and personnel-related expenses that we will realize in the first half of the year.

With that I'll turn it back to Jack.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Well, let's open it up for questions, folks.

+++ q-and-a.


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OPERATOR


(OPERATOR INSTRUCTIONS)

Charlie Chin (ph).


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CHARLIE CHIN  - NEEDHAM & CO. - ANALYST


Needham & Co. Thanks very much. Wondering if you can elaborate on your revenue growth commentary and what your expectations for sequential growth might be going forward here?


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ED HAMBURG  - SPSS - EVP AND CFO


Charlie, this is Ed. Normally we see revenues in the second quarter that are most often flat to revenues in the first with acceleration into the third and the fourth. Now what will dampen that somewhat will be the fact that I think that you're seeing the high point this year in exchange rates where the dollar is at its weakest for 2004 so that will mitigate some of that trend. But I do think that you should see sequentially similar numbers to the -- what you're seeing in the first quarter with the exchange as something to factor in and then acceleration into the third and fourth.


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CHARLIE CHIN  - NEEDHAM & CO. - ANALYST


Yes. Just kind of looking at 1Q and run rating over that, based on the 220 to 230, implies very little or no sequential growth so are you being conservative here or would you expect to come in more at the high end of that 220 to 230?


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ED HAMBURG  - SPSS - EVP AND CFO


Yes, I think that that is highly dependent upon whether or not we're able to maintain the kind of growth, year-over-year growth that we're talking about this quarter. But I think what you're suggesting is, yes, it is. It is possible that we would be looking more towards the higher end of the revenue of the revenue range.


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CHARLIE CHIN  - NEEDHAM & CO. - ANALYST


Okay and then is it possible to quantify the cost associated with the accounting review, I mean, is it basically the delta between the current EPS guidance and what you provided in January, I guess in February?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Yes, we've attempted to factor into our guidance our anticipated costs of the review and restatement and that not only is the guidance going forward but the numbers for this quarter as well contained some of those cost.



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CHARLIE CHIN - NEEDHAM & CO. - ANALYST


Okay and I guess, let's see, can you provide some color on the price environment? What you're seeing?


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ED HAMBURG - SPSS - EVP AND CFO


The pricing of our products?


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CHARLIE CHIN  - NEEDHAM & CO. - ANALYST


Yes just kind of a general commentary on just the pricing environment and the pricing is holding steady or if there's any change to what you're seeing either positive or negative?



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JACK NOONAN  - SPSS - PRESIDENT AND CEO


We have very little price pressure on our technology. It has, even through the bad times, we haven't seen price pressure on our technology. The return on investments our customers are seeing is spectacular and I guess I shouldn't be that optimistic but it's great stuff. In fact one of the ones I chatted about here was Union Pacific Railroad. These guys were able to get their return in a relatively short period of time just with building reconciliations to find mistakes in their billing. So when you see those kind of returns it's awful difficult to get price pressure on your products.


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ED HAMBURG  - SPSS - EVP AND CFO


Charlie, it's Ed. We haven't seen price pressure around here in a few years so that has not been an obstacle to growth.


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CHARLIE CHIN  - NEEDHAM & CO. - ANALYST


Okay. Last question I have, I guess the currency transaction costs would be, I don't know, about 400K if you take out the 217 of the investment write-off and is this a cash or non-cash item?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


It's a non-cash item. It's about 386, Charlie, and it comes from having dollar denominated receivables in the UK. So the dollar weakens but -- and it weakens against the British pound and yet dollar denominated receivables over there are worth less.


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CHARLIE CHIN  - NEEDHAM & CO. - ANALYST


So is that then that the UK business is done in dollars then?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


That's correct.


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OPERATOR


Patrick Snell.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST


Robert Baird. Good morning. Couple of questions. First, on the audit review or the accounting review. Can you describe if the scope of that review has expanded at all based on your understanding and is there any insight as to when that may be completed?


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ED HAMBURG  - SPSS - EVP AND CFO


It's inappropriate for us to comment on the timing related to it. It's -- I can tell you that at this point the scope has not become enlarged.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST


Okay and also just so I understand on the currency issue, revenues benefited from $5 million and cost were up 3 million so the net effect was 2 million in incremental pretax income? Is that the way to look at it?


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ED HAMBURG  - SPSS - EVP AND CFO


That would be a reasonable way to look at it.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST


Thank you and then quickly obviously the license revenue was a good performer. Tell me a little bit more. Can you provide a little more color around the new leadership on sales and your go to markets team and to what extent you think they've already had an initial impact and what their kind of near-term initiatives may be that could sustain this positive momentum?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


This is Jack. The folks we brought in are veterans in the applications space. And they their involvement with the field organization and the deals and their involvement of the executive management team around those, both on the pipeline and also on the stuff that was closed this quarter, made a very very positive impact. Also their leadership is now -- what we've been looking for for the last couple of years is getting the kind of leadership to drive the products group also and to make it customer driven. We're seeing both of those.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST


Okay and is there any, in terms of DataDistilleries when should we expect revenue contribution from that product area to start to accelerate appreciably? It was $500,000 I guess this quarter, post integration of that solution. How soon should we see a pickup from your perspective on the revenues in that area?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


First this is Jack. I think it was 250 in the quarter (MULTIPLE SPEAKERS) 500. And you should see it starting to climb next



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quarter. That's kind of what I said in my statement that we're going to start to see increases starting in the second quarter.


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OPERATOR


(OPERATOR INSTRUCTIONS)

Devan Khathari.


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DEVAN KHATHARI  - JMP SECURITIES - ANALYST


It's Devan Khathari (ph) for Pat Walravens. First question is could you qualify what the legal and audit fees were added to expenses in this quarter due to the restatement?


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ED HAMBURG  - SPSS - EVP AND CFO


I would say, Devan, it's Ed, I would say it was probably in the neighborhood of $250 to $300,000.


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DEVAN KHATHARI  - JMP SECURITIES - ANALYST


And Ed, where do you see that going in Q2 and Q3 if needed?


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ED HAMBURG  - SPSS - EVP AND CFO


It's already baked in the guidance number we gave you.


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DEVAN KHATHARI  - JMP SECURITIES - ANALYST


Okay. And then what are the next steps in the restatement? Where, maybe if you could give us a little bit more color on how that reaches a conclusion?



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ED HAMBURG - SPSS - EVP AND CFO


Can you give me a little bit more specificity on what we can address? It's a wide-open question.


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DEVAN KHATHARI  - JMP SECURITIES - ANALYST


Yes. I guess if you could give us a little bit of color on what's happening currently and what are the next steps in the process?


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ED HAMBURG  - SPSS - EVP AND CFO


The independent review is examining our deferred revenue accounting from 2001 to the present time. And all of the procedures associated with that, I would say they are far along on their work in that regard. And that the progress is on course.


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DEVAN KHATHARI  - JMP SECURITIES - ANALYST


Okay and I know that you said earlier you can't comment on the timing of this.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


It's totally inappropriate for us to do that.


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DEVAN KHATHARI  - JMP SECURITIES - ANALYST


Okay. Thank you.


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OPERATOR


Joan Tong.


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JOAN TONG  - SIDOTI AND CO. - ANALYST


Sidoti and Company. A couple of questions here. First of all, I just want to make sure I understand your guidance correctly. You're keeping your review guidance of 220 to 230 million and you made 57 on the top line this quarter. Should I just assume, if I just assume a flat sequential growth it would get to the high point, the high end of your guidance. So I am meaning from your commentaries that's not the case because you assume accelerations on your revenue towards the second half of the year. So meaning that your guiding is definitely at the low-end or I would say is very conservative. Am I correct?


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ED HAMBURG  - SPSS - EVP AND CFO


Joan, we factored in as much of the effects of the cost of the restatement that we are experiencing. We're also trying very hard to figure out and factor in the changes in currency that are affecting throughout the year. So I'm not quite sure I would put an adjective on whether our guidance is conservative not. We are trying to deal with some pieces that are difficult to pin down. Right now there's no reason that we're seeing except for the variations and exchange in deferral rights which are hard to pin down at this point. But right now we're feeling that these numbers are makeable.


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JOAN TONG  - SIDOTI AND CO. - ANALYST


All right I see. Also looking at the gross margin line I think it's 30 -- 93 percent for this quarter which is pretty high compared to the December quarter, actually is higher than your 2003 run rate. So I


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SPSSE - Q1 2004 SPSS EARNINGS CONFERENCE CALL
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just want to see any special things going on there? Any indications how I should see that number for the rest of the year?


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ED HAMBURG  - SPSS - EVP AND CFO


Yes and I tried to point this out in the press release I think one of the main changes that you're seeing is that we formally used to account for the AOL-related purchase as cost of revenue. The sample that they provided to us as cost of revenue. And given the restatement what we are doing is putting it into cost of services. So you have less cost in the cost of revenue line that is increasing the gross margin line and moving what used to be up there related to AOL and cost of services.


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JOAN TONG  - SIDOTI AND CO. - ANALYST


All right, fine. Also I have a question related to DataDistilleries. I think the revenue for this quarter is 250,000. Do you have the number for last quarter?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


It was in the neighborhood of about 400,000.


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JOAN TONG  - SIDOTI AND CO. - ANALYST


Okay. I see. One last question related to another press release that you put out today regarding the AOL adjustment for 2003. You restated your number from 58 cents to 63 cents on the EPS so basically AOL just affects the expense side. That had nothing to do with revenue?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Joan, we did not put out another press release. Reuters had picked up something with which we are unfamiliar and I think what they're doing is they're going back to our March 15th or March 30th press releases. And they have misunderstood the characterization in this context.


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JOAN TONG  - SIDOTI AND CO. - ANALYST


Okay, I got it. That cleared up the confusion. And one last question regarding your dealing with NASDAQ. Any word from them regarding the listing?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


NASDAQ has not informed us of any decision in this regard. And it's inappropriate for us to comment on any matters until they do inform us.


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JOAN TONG  - SIDOTI AND CO. - ANALYST


Okay. Thank you very much.


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OPERATOR


Denny Fish.


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DENNY FISH  - JMP SECURITIES - ANALYST


Devan actually beat me to the punch. JMP Securities.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Did we lose you?


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DENNY FISH  - JMP SECURITIES - ANALYST


I was saying that Devan had already asked the question.

(MULTIPLE SPEAKERS)


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Very good.


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OPERATOR


(OPERATOR INSTRUCTIONS)

Mr. Noonan, sir, I will hand the call back to you as that was the final question.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO


Thank you and thanks, everybody, for taking the time to listen to SPSS's first quarter results.


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OPERATOR


Ladies and gentlemen, that does conclude your program for today. You may now disconnect.

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SPSSE - Q1 2004 SPSS EARNINGS CONFERENCE CALL
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